EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 12, 2015 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2015, as supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus, or Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/Invesco Comstock Portfolio (“Portfolio”).

With regard to the Portfolio, information contained in the first and third tables in the section of the SAI “Appendix C – Portfolio Manager Information – Invesco Advisers, Inc. ” hereby is deleted and replaced with the following information:

Invesco Advisers Inc. (“Invesco or Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Invesco Comstock Portfolio
Kevin C. Holt	9	$22.5 Billion	1	$165.1 Million	3,614*	$616.5 Million*	0	N/A	0	N/A	0	N/A
Devon E. Armstrong	9	$22.5 Billion	1	$165.1 Million	3,614*	$616.5 Million*	0	N/A	0	N/A	0	N/A
James N. Warwick	9	$22.5 Billion	1	$165.1 Million	3,614*	$616.5 Million*	0	N/A	0	N/A	0	N/A
Charles DyReyes[1]	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

*	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000
EQ/Invesco Comstock Portfolio
Kevin C. Holt	X
Devon E. Armstrong	X
James N. Warwick	X
Charles DyReyes[1]	X

[1]	The portfolio manager began serving on the Portfolio effective November 9, 2015. Information for the portfolio manager has been provided as of November 9, 2015.